Forward-Looking Statements and Non-GAAP Financial Measures The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The company desires to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “expect,” “anticipate,” “believe,” “goal,” “objective,” “may,” “should,” “estimate,” “e,” “intends,” “projects,” “will,” “assumes,” “potential,” “target,” "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Aflac undertakes no obligation to update such forward-looking statements. The company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements: Non-U.S. GAAP Financial Measures and Reconciliations This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations. Definitions of the Company’s non-U.S. GAAP financial measures and applicable reconciliations to the most comparable U.S. GAAP measures are provided as appropriate. Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the yen weakens, translating yen into dollars results in fewer dollars being reported. When the yen strengthens, translating yen into dollars results in more dollars being reported. Consequently, yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in yen and never converted into dollars but translated into dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM). • difficult conditions in global capital markets and the economy, including inflation • defaults and credit downgrades of investments • global fluctuations in interest rates and exposure to significant interest rate risk • concentration of business in Japan • limited availability of acceptable yen-denominated investments • foreign currency fluctuations in the yen/dollar exchange rate • differing interpretations applied to investment valuations • significant valuation judgments in determination of expected credit losses recorded on the Company's investments • decreases in the Company's financial strength or debt ratings • decline in creditworthiness of other financial institutions • the Company's ability to attract and retain qualified sales associates, brokers, employees, and distribution partners • deviations in actual experience from pricing and reserving assumptions • ability to continue to develop and implement improvements in information technology systems and on successful execution of revenue growth and expense management initiatives • interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality, integrity or privacy of sensitive data residing on such systems • subsidiaries' ability to pay dividends to the Parent Company • inherent limitations to risk management policies and procedures • operational risks of third-party vendors • tax rates applicable to the Company may change • failure to comply with restrictions on policyholder privacy and information security • extensive regulation and changes in law or regulation by governmental authorities • competitive environment and ability to anticipate and respond to market trends • catastrophic events, including, but not limited to, as a result of climate change, epidemics, pandemics, tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, major public health issues, terrorism or other acts of violence, and damage incidental to such events • ability to protect the Aflac brand and the Company's reputation • ability to effectively manage key executive succession • changes in accounting standards • level and outcome of litigation or regulatory inquiries • allegations or determinations of worker misclassification in the United States 2

Max K. Brodén Executive Vice President CFO, Aflac Incorporated

2Q24 - Another Solid Quarter $2.71 $3.10 2Q23 2Q24 Net EPS (diluted) +14.4% $1.58 $1.83 2Q23 2Q24 Adjusted EPS (diluted)* +15.8% $1.58 $1.89 2Q23 2Q24 Adjusted EPS ex-FX* +19.6% *Non-GAAP financial measure. See appendix for information about this measure. 4

Strong ROE 32.5% 28.3% 13.9% 14.3% ROE (%) Adjusted ROE* (%) 2Q23 2Q24 *Non-GAAP financial measure. See appendix for information about this measure. 5

Aflac Japan Maintains Solid Persistency 93.8% 93.5% 93.4% 93.4% 93.3 2Q23 3Q23 4Q23 1Q24 2Q24 6

Aflac Japan 2Q24: Favorable experience, good expense control and strong margin Benefit Ratio % 68 66 Expense Ratio % 21 19 Pretax Profit Margin % 31 29 66.9% 17.8% 35.3% 2024 Outlook Ranges QTD Actual Operating Ratios 7

Aflac U.S Improving Persistency 78.2% 78.7% 78.6% 78.7% 78.7% 2Q23 3Q23 4Q23 1Q24 2Q24 8

Aflac U.S. 2Q24: Providing customers value, scaling growth and solid margin Benefit Ratio % 47 45 Expense Ratio % 40 38 Pretax Profit Ratio % 21 19 46.7% 36.9% 22.7% 2024 Outlook Ranges QTD Actual Operating Ratios 9

Strong Capital Ratios Solvency Margin Ratio (Fiscal year ending March 31,%) 881 917 941 889 1136 2020 2021 2022 2023 2024 6/24e 0 200 400 600 800 1000 1200 1400 Combined Risk-Based Capital Ratio1 (Fiscal year ending December 31,%) 531 550 659 732 710 2019 2020 2021 2022 2023 6/24e 0 200 400 600 800 >650 1Combined RBC ratio is the aggregated ratio of four subsidiaries: American Family Life Assurance Company of Columbus (Aflac); Continental American Insurance Company (CAIC), branded as Aflac Group Insurance (AGI); American Family Life Assurance Company of New York (Aflac New York); and Tier One Insurance Company (TOIC) >1100 10

Adjusted Leverage Ratio*: Below the lower end of 20-25%range 19.4% 18.8% 19.7% 20.4% 19.5% 2Q23 3Q23 4Q23 1Q24 2Q24 15.0% 20.0% 25.0% *Adjusted Leverage ratio is computed as: Adjusted debt to Adjusted capitalization ex-AOCI. See appendix for information about this measure. 11

Continued Tactical Capital Deployment 252 248 245 288 283 700 700 700 750 800 Dividends Repurchase 2Q23 3Q23 4Q23 1Q24 2Q24 Dividends and Share Repurchase ($ millions) 12

Appendix

Glossary of Non-U.S. GAAP Measures The Company defines these non-U.S. GAAP financial measures as follows: • Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that are outside of management’s control because they tend to be driven by general economic conditions and events or are related to infrequent activities not directly associated with insurance operations. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest from derivatives associated with notes payable but excluding any non- recurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively. • Adjusted earnings excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively. • Adjusted book value including unrealized foreign currency translation gains and losses is adjusted book value plus unrealized foreign currency translation gains and losses. Adjusted book value including unrealized foreign currency translation gains and losses per common share is adjusted book value plus unrealized foreign currency translation gains and losses at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value including unrealized foreign currency translation gains and losses, and its related per share financial measure, important as they exclude certain components of AOCI, which fluctuate due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measures for adjusted book value including unrealized foreign currency translation gains and losses and adjusted book value including unrealized foreign currency translation gains and losses per common share are total book value and total book value per common share, respectively. • Adjusted return on equity is adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income (AOCI). Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on average equity (ROE) as determined using net earnings and average total shareholders’ equity. 15

Glossary of Non-U.S. GAAP Measures (cont’d) The Company defines these non-U.S. GAAP financial measures as follows: • Adjusted return on equity excluding foreign currency impact is adjusted earnings excluding the current period foreign currency impact divided by average shareholders’ equity, excluding AOCI. The Company considers adjusted return on equity excluding foreign currency impact important as it excludes changes in foreign currency and components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity excluding foreign currency impact is return on average equity (ROE) as determined using net earnings and average total shareholders’ equity. • Adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is adjusted book value plus unrealized foreign currency translation gains and losses and pension liability adjustment. The Company considers adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment important as it excludes certain components of AOCI, which fluctuates due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measure for adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is total book value. • Adjusted debt is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding 50% of subordinated debentures and perpetual bonds and all pre-funding of debt maturities. The Company considers adjusted debt important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt is notes payable. • Adjusted debt including 50% of subordinated debentures and perpetual bonds is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding pre-funding of debt maturities. The Company considers adjusted debt including 50% of subordinated debentures and perpetual bonds important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt including 50% of subordinated debentures and perpetual bonds is notes payable. • Adjusted book value is the U.S. GAAP book value (representing total shareholders’ equity), less AOCI as recorded on the U.S. GAAP balance sheet. Adjusted book value per common share is adjusted book value at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value and adjusted book value per common share important as they exclude AOCI, which fluctuates due to market movements that are outside management’s control. The most comparable U.S. GAAP financial measures for adjusted book value and adjusted book value per common share are total book value and total book value per common share, respectively. 16

Reconciliation of Net Earnings Per Diluted Share to Adjusted Earnings per Diluted Share Three Months Ended June 30 2024 2023 %Change Net Earnings per diluted share $3.10 $2.71 14.4% Items impacting net earnings Adjusted net investment (gains) losses (1.32) (1.08) Other and non-recurring (income) loss — (0.06) Income tax (benefit) expense on items excluded from adjusted earnings 0.05 0.01 Adjusted earnings per diluted share 1.83 1.58 15.8% Current period foreign currency impact1 0.07 N/A Adjusted earnings per diluted share excluding current period foreign currency impact2 $1.89 $1.58 19.6% 1Prior period foreign currency impact reflected as “N/A” to isolate change for current period only 2 Amounts excluding current period foreign currency impacts are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. 17

1Prior period foreign currency impact reflected as “N/A” to isolate change for current period only 2 Amounts excluding current period foreign currency impacts are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Reconciliation of Net Earnings to Adjusted Earnings1 Three Months Ended June 30, in millions of Dollars 2024 2023 %Change Net Earnings $1,755 $1,634 7.4% Items impacting net earnings Adjusted net investment (gains) losses (749) (651) Other and non-recurring (income) loss — (35) Income tax (benefit) expense on items excluded from adjusted earnings 29 5 Adjusted earnings 1,035 954 8.5% Current period foreign currency impact1 37 N/A Adjusted earnings excluding current period foreign currency impact2 $1,072 $954 12.4% 18

Reconciliation of U.S. GAAP Return on Equity to Adjusted ROE1 Three Months Ended June 30, in millions of Dollars 1Amounts presented may not foot due to rounding 2 U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders’ equity 3See separate reconciliation of net income to adjusted earnings 4Impact of foreign currency is calculated by restating all foreign currency components of the income statement to the weighted average foreign currency exchange rate for the comparable prior year period. The impact is the difference of the restated adjusted earnings compared to reported adjusted earnings. For comparative purposes, only current period income is restated using the weighted average prior period exchange rate, which eliminates the foreign currency impact for the current period. This allows for equal comparison of this financial measure 2024 2023 U.S. GAAP ROE - Net earnings2 28.3% 32.5% Impact of excluding unrealized foreign currency translation gains (losses) (4.8) (4.7) Impact of excluding unrealized gains (losses) on securities and derivatives 0.7 1.9 Impact of excluding effect of changes in discount rate assumptions — (5.9) Impact of excluding pension liability adjustment — — Impact of excluding AOCI (4.1) (8.7) U.S. GAAP ROE - less AOCI 24.2 23.8 Differences between adjusted earnings and net earnings3 (9.9) (9.9) Adjusted ROE - reported 14.3 13.9 Less: Impact of foreign currency4 (0.5) N/A Adjusted ROE, excluding impact of foreign currency 14.8 13.9 19

1Amounts may not foot due to rounding 2 Adjusted book value in the U.S. GAAP book value (representing total shareholder’s equity), excluding AOCI (as recorded on the U.S. GAAP balance sheet). 3Adjusted book value including unrealized foreign currency translation gains (losses) is adjusted book value plus unrealized foreign currency translation gains (losses). Reconciliation of U.S. GAAP Book Value per Share1 Three Months Ended June 30, in millions of Dollars 2024 2023 %Change U.S. GAAP book value per common share $46.40 $34.30 35.3% Less: Unrealized foreign currency translation gains (losses) per common share (9.07) (7.13) Unrealized gains (losses) on securities and derivatives per common share 0.68 3.28 Effect of changes in discount rate assumptions per common share 2.54 (8.49) Pension liability adjustment per common share (0.01) 0.03 Total AOCI per common share (5.86) (12.31) Adjusted book value per common share2 $52.26 $46.61 12.1% Add: Unrealized foreign currency translation gains (losses) per common share (9.07) (7.13) Adjusted book value including unrealized foreign currency translation gains (losses) per common share3 $43.19 $39.48 9.4% 20

Adjusted Leverage Ratios (In millions) 2024 2023 Notes Payable $7,430 $7,087 50% of subordinated debentures and perpetual bonds (277) (308) Pre-funding of debt maturities — — Adjusted debt1 7,154 6,779 Total Shareholders’ Equity 26,047 20,439 Accumulated other comprehensive (income)loss: Unrealized foreign currency translation (gains) losses 5,091 4,249 Unrealized (gains) losses on fixed maturity securities (401) (1,978) Unrealized (gains) losses on derivatives 22 25 Effect on change in discount rate assumptions (1,425) 5,059 Pension liability adjustment 5 (17) Adjusted book value1 29,339 27,777 Adjusted capitalization ex-AOCI2 $36,769 $34,864 Adjusted debt to adjusted capitalization ex-AOCI 19.5% 19.4% 1) See non-U.S. GAAP financial measures for definition of: adjusted debt; adjusted book value; adjusted debt, including 50% of subordinated debentures and perpetual bonds; adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment 2) Adjusted capitalization ex-AOCI is the sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value 21